EXHIBIT 99.1
------------

-----------
| GOLDMAN |
| SACHS   |
|         |
-----------
                                               GSAMP 2003-FM1 AS OF FEB 28, 2003                  14:54 Thursday, March 6, 2003   1
                                                   Portfolio Summary Report
                                               Prepared by Goldman, Sachs & Co.
___________________________________________________________________________________________________________________________________
Pg   Pool Classification                                  Loans  Principal Balance  Curr WAC   Am WAM      WAM      Age
___________________________________________________________________________________________________________________________________
0001 2/28 LIBOR                                           1,774    $329,663,247.26     7.859   357.40   357.67     2.33
0002 3/27 LIBOR                                              19      $3,325,079.44     7.806   357.39   357.58     2.42
0003 FIXED RATE                                             458    $109,689,940.01     6.907   347.51   347.04     3.08
___________________________________________________________________________________________________________________________________
*** TOTALS ***                                            2,251    $442,678,266.71
___________________________________________________________________________________________________________________________________


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

-----------
| GOLDMAN |   Project:              GSAMP 2003-FM1 AS OF FEB 28, 2003                               March 6, 2003  14:54  PAGE 0001
| SACHS   |   All                   2/28 LIBOR
|         |
-----------

 _________________________________________________________________________________________________________________________________
|Loans| Principal Balance| Curr WAC| Orig WAM|  Am WAM|    WAM| PP WAM|   Age|1st Cap|Per Cap|Maxrate|   MTR|Margin|  OLTV|   FICO|
|_____|__________________|_________|_________|________|_______|_______|______|_______|_______|_______|______|______|______|_______|
|1,774|   $329,663,247.26|    7.859|   360.00|  357.40| 357.67|  20.52|  2.33|  3.000|  1.500| 14.859| 21.67| 6.987| 80.74|602.752|
|_____|__________________|_________|_________|________|_______|_______|______|_______|_______|_______|______|______|______|_______|

 _________________________________________________________________________________________________________________________________
|Current Rate          |Principal Balance               |Orig Term                |1 Rem Term             |AM WAM                 |
|______________________|________________________________|_________________________|_______________________|_______________________|
| 5.50- 5.99%      1.72| $25,000 - $50,000          0.11|301 - 360 Mths     100.00|301 - 360 Mths   100.00|241 - 300 Mths     0.13|
| 6.00- 6.49%      5.52| $50,000 - $100,000         7.91|                         |                       |301 - 360 Mths    99.87|
| 6.50- 6.99%     17.53| $100,000 - $150,000       16.51|                         |                       |                       |
| 7.00- 7.49%     12.19| $150,000 - $200,000       19.05|                         |                       |                       |
| 7.50- 7.99%     23.41| $200,000 - $250,000       17.31|                         |                       |                       |
| 8.00- 8.49%     13.23| $250,001 - $275,000        6.43|                         |                       |                       |
| 8.50- 8.99%     14.49| $275,001 - $350,000       15.73|                         |                       |                       |
| 9.00- 9.49%      5.47| $350,001 - $450,000       10.15|                         |                       |                       |
| 9.50- 9.99%      3.43| $450,001 - $550,000        5.01|                         |                       |                       |
|10.00-10.99%      2.02| $550,001 - $650,000        1.61|                         |                       |                       |
|11.00-12.49%      0.97| $650,001 - $750,000        0.20|                         |                       |                       |
|12.50-12.99%      0.02|                                |                         |                       |                       |
|                      |                                |                         |                       |                       |
|                      |                                |                         |                       |                       |
|______________________|________________________________|_________________________|_______________________|_______________________|

 ______________________________________________________________________________________________________________________________
|Geography         |City           |Zip            |Property Type                 |Purpose                  |OLTV              |
|__________________|_______________|_______________|______________________________|_________________________|__________________|
|California   45.99|LOS ANGE   2.08|94513      0.75|SINGLE FAMILY            84.66|CASHOUT REFI        55.73| 0.01-50.00   1.35|
|Florida      10.40|CHICAGO    1.63|92881      0.73|2-4 FAMILY                8.26|PURCHASE            40.52| 50.01-60.0   2.95|
|New York      6.16|CORONA     1.50|95127      0.49|CONDO                     6.73|RATE/TERM REFI       3.75| 60.01-70.0   7.59|
|Illinois      4.58|MIAMI      1.46|92656      0.49|MANUFACTURED HOUSING      0.34|                         | 70.01-75.0   8.61|
|New Jersey    4.11|SAN JOSE   1.38|94591      0.48|                              |                         | 75.01-80.0  41.35|
|Colorado      3.28|SACRAMEN   0.99|94509      0.43|                              |                         | 80.01-85.0  10.04|
|Connecticut   2.32|LONG BEA   0.92|95630      0.38|                              |                         | 85.01-90.0  23.42|
|Arizona       2.05|BRENTWOO   0.88|91730      0.37|                              |                         | 90.01-95.0   1.55|
|Massachuset   2.01|SAN DIEG   0.88|93955      0.36|                              |                         | 97.01-100.   3.13|
|Maryland      1.96|SAN FRAN   0.82|92677      0.35|                              |                         |                  |
|*More*       17.15|*More*    87.44|*More*    95.18|                              |                         |                  |
|__________________|_______________|_______________|______________________________|_________________________|__________________|

 __________________________________________________________________________________
|Occupancy        |FICO          |Doc                   |Prepay Months  |Lien      |
|_________________|______________|______________________|_______________|__________|
|OWNER OCCU  91.89|Missing   0.16|Full             60.56|    0      5.12| 1  100.00|
|NON-OWNER    6.73|500-549  17.53|Stated           32.16|   12      3.12|          |
|SECOND HOM   1.38|550-599  31.80|Easy              7.29|   24     89.74|          |
|                 |600-649  31.61|                      |   30      0.45|          |
|                 |650-699  14.53|                      |   36      1.03|          |
|                 |700-749   2.83|                      |   60      0.53|          |
|                 |750-799   1.38|                      |               |          |
|                 |800+      0.15|                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|_________________|______________|______________________|_______________|__________|

 ________________________________________________________________________________________________________________________
|Amort               |MTR            |Margins          |1st Rate Cap |Per Rate Cap |1st Rate Adj Dt |Maxrate             |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|
|2/28 LIBOR AR 100.00| 13-24   100.00| 5.01-6.00   0.06|  3.00 100.00|  1.50 100.00|MAY2004     0.02|12.50-12.99%    1.72|
|                    |               | 6.01-6.50   0.17|             |             |JUN2004     0.02|13.00-13.49%    5.46|
|                    |               | 6.51-7.00  99.77|             |             |AUG2004     0.17|13.50-13.99%   17.58|
|                    |               |                 |             |             |SEP2004     0.25|14.00-14.49%   12.19|
|                    |               |                 |             |             |OCT2004     1.12|14.50-14.99%   23.45|
|                    |               |                 |             |             |NOV2004     5.41|15.00-15.49%   13.19|
|                    |               |                 |             |             |DEC2004    17.01|15.50-15.99%   14.49|
|                    |               |                 |             |             |JAN2005    75.95|16.00-16.49%    5.47|
|                    |               |                 |             |             |FEB2005     0.06|16.50-16.99%    3.43|
|                    |               |                 |             |             |                |17.00-17.49%    0.69|
|                    |               |                 |             |             |                |17.50-17.99%    1.33|
|                    |               |                 |             |             |                |18.00-18.49%    0.48|
|                    |               |                 |             |             |                |18.50-18.99%    0.35|
|                    |               |                 |             |             |                |19.00-19.49%    0.14|
|                    |               |                 |             |             |                |19.50-19.99%    0.02|
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

-----------
| GOLDMAN |   Project:              GSAMP 2003-FM1 AS OF FEB 28, 2003                               March 6, 2003  14:54  PAGE 0002
| SACHS   |   All                   3/27 LIBOR
|         |
-----------

 _________________________________________________________________________________________________________________________________
|Loans| Principal Balance| Curr WAC| Orig WAM|  Am WAM|    WAM| PP WAM|   Age|1st Cap|Per Cap|Maxrate|   MTR|Margin|  OLTV|   FICO|
|_____|__________________|_________|_________|________|_______|_______|______|_______|_______|_______|______|______|______|_______|
|   19|     $3,325,079.44|    7.806|   360.00|  357.39| 357.58|  29.52|  2.42|  3.000|  1.500| 14.806| 33.58| 6.990| 78.73|603.357|
|_____|__________________|_________|_________|________|_______|_______|______|_______|_______|_______|______|______|______|_______|

 _________________________________________________________________________________________________________________________________
|Current Rate          |Principal Balance               |Orig Term                |1 Rem Term             |AM WAM                 |
|______________________|________________________________|_________________________|_______________________|_______________________|
| 6.00- 6.49%      4.92| $25,000 - $50,000          4.51|301 - 360 Mths     100.00|301 - 360 Mths   100.00|301 - 360 Mths   100.00|
| 6.50- 6.99%     36.31| $50,000 - $100,000         7.11|                         |                       |                       |
| 7.00- 7.49%      6.09| $100,000 - $150,000        6.94|                         |                       |                       |
| 7.50- 7.99%     11.03| $150,000 - $200,000       26.18|                         |                       |                       |
| 8.00- 8.49%     10.64| $200,000 - $250,000       20.39|                         |                       |                       |
| 8.50- 8.99%     18.96| $275,001 - $350,000        9.18|                         |                       |                       |
| 9.50- 9.99%     12.04| $350,001 - $450,000       11.02|                         |                       |                       |
|                      | $450,001 - $550,000       14.67|                         |                       |                       |
|                      |                                |                         |                       |                       |
|                      |                                |                         |                       |                       |
|                      |                                |                         |                       |                       |
|                      |                                |                         |                       |                       |
|                      |                                |                         |                       |                       |
|                      |                                |                         |                       |                       |
|______________________|________________________________|_________________________|_______________________|_______________________|

 ______________________________________________________________________________________________________________________________
|Geography         |City           |Zip            |Property Type                 |Purpose                  |OLTV              |
|__________________|_______________|_______________|______________________________|_________________________|__________________|
|California   65.50|WALNUT C  14.67|94598     14.67|SINGLE FAMILY            90.20|CASHOUT REFI        86.19| 0.01-50.00   1.50|
|Florida      16.29|PALMDALE  11.10|93552     11.10|2-4 FAMILY                6.35|PURCHASE             8.89| 50.01-60.0  17.20|
|Illinois      8.00|LOS ALAM  11.02|90720     11.02|CONDO                     3.44|RATE/TERM REFI       4.92| 70.01-75.0   6.09|
|Arizona       7.20|LOS ANGE   9.18|91307      9.18|                              |                         | 75.01-80.0  26.13|
|Missouri      1.50|GLENDALE   7.20|85310      7.20|                              |                         | 80.01-85.0  32.74|
|Washington    1.50|MIAMI      7.09|33196      7.09|                              |                         | 85.01-90.0  10.86|
|                  |VAN NUYS   6.09|91405      6.09|                              |                         | 90.01-95.0   5.48|
|                  |AURORA     5.48|60506      5.48|                              |                         |                  |
|                  |LYNWOOD    4.92|90262      4.92|                              |                         |                  |
|                  |HOLLISTE   4.68|95023      4.68|                              |                         |                  |
|                  |*More*    18.56|*More*    18.56|                              |                         |                  |
|__________________|_______________|_______________|______________________________|_________________________|__________________|

 __________________________________________________________________________________
|Occupancy        |FICO          |Doc                   |Prepay Months  |Lien      |
|_________________|______________|______________________|_______________|__________|
|OWNER OCCU  87.03|500-549  15.80|Full             51.83|    0      5.48| 1  100.00|
|NON-OWNER   12.97|550-599  30.69|Stated           40.97|   24     18.33|          |
|                 |600-649  24.98|Easy              7.20|   36     76.20|          |
|                 |650-699  28.53|                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|_________________|______________|______________________|_______________|__________|

 ________________________________________________________________________________________________________________________
|Amort               |MTR            |Margins          |1st Rate Cap |Per Rate Cap |1st Rate Adj Dt |Maxrate             |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|
|3/27 LIBOR AR 100.00| 25-36   100.00| 6.51-7.00 100.00|  3.00 100.00|  1.50 100.00|NOV2005    15.12|13.00-13.49%    4.92|
|                    |               |                 |             |             |DEC2005    11.88|13.50-13.99%   36.31|
|                    |               |                 |             |             |JAN2006    73.00|14.00-14.49%    6.09|
|                    |               |                 |             |             |                |14.50-14.99%   11.03|
|                    |               |                 |             |             |                |15.00-15.49%   10.64|
|                    |               |                 |             |             |                |15.50-15.99%   18.96|
|                    |               |                 |             |             |                |16.50-16.99%   12.04|
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

-----------
| GOLDMAN |   Project:              GSAMP 2003-FM1 AS OF FEB 28, 2003                               March 6, 2003  14:54  PAGE 0003
| SACHS   |   All                   FIXED RATE
|         |
-----------

 _________________________________________________________________________________________________________________________________
|Loans| Principal Balance| Curr WAC| Orig WAM|  Am WAM|    WAM| PP WAM|   Age|1st Cap|Per Cap|Maxrate|   MTR|Margin|  OLTV|   FICO|
|_____|__________________|_________|_________|________|_______|_______|______|_______|_______|_______|______|______|______|_______|
|  458|   $109,689,940.01|    6.907|   350.12|  347.51| 347.04|  29.11|  3.08|  0.000|  0.000|   .   |   .  |  .   | 78.22|653.280|
|_____|__________________|_________|_________|________|_______|_______|______|_______|_______|_______|______|______|______|_______|

 _________________________________________________________________________________________________________________________________
|Current Rate          |Principal Balance               |Orig Term                |1 Rem Term             |AM WAM                 |
|______________________|________________________________|_________________________|_______________________|_______________________|
| 5.50- 5.99%      6.20| $25,000 - $50,000          0.09|121 - 180 Mths       4.92|121 - 180 Mths     4.92|121 - 180 Mths     4.29|
| 6.00- 6.49%     17.19| $50,000 - $100,000         3.85|181 - 240 Mths       0.77|181 - 240 Mths     0.77|181 - 240 Mths     0.96|
| 6.50- 6.99%     52.83| $100,000 - $150,000        7.76|241 - 300 Mths       0.16|241 - 300 Mths     0.16|241 - 300 Mths     0.16|
| 7.00- 7.49%      8.27| $150,000 - $200,000       13.51|301 - 360 Mths      94.14|301 - 360 Mths    94.14|301 - 360 Mths    94.58|
| 7.50- 7.99%      4.87| $200,000 - $250,000       15.49|                         |                       |                       |
| 8.00- 8.49%      3.15| $250,001 - $275,000        6.89|                         |                       |                       |
| 8.50- 8.99%      4.75| $275,001 - $350,000       19.44|                         |                       |                       |
| 9.00- 9.49%      1.11| $350,001 - $450,000       15.00|                         |                       |                       |
| 9.50- 9.99%      0.92| $450,001 - $550,000        8.85|                         |                       |                       |
|10.00-10.99%      0.66| $550,001 - $650,000        5.99|                         |                       |                       |
|11.00-12.49%      0.05| $650,001 - $750,000        3.13|                         |                       |                       |
|                      |                                |                         |                       |                       |
|                      |                                |                         |                       |                       |
|                      |                                |                         |                       |                       |
|______________________|________________________________|_________________________|_______________________|_______________________|

 ______________________________________________________________________________________________________________________________
|Geography         |City           |Zip            |Property Type                 |Purpose                  |OLTV              |
|__________________|_______________|_______________|______________________________|_________________________|__________________|
|California   66.43|LOS ANGE   3.57|90068      1.22|SINGLE FAMILY            90.44|CASHOUT REFI        80.27| 0.01-50.00   3.51|
|New York      8.01|SAN JOSE   2.40|92677      1.05|2-4 FAMILY                6.30|PURCHASE            13.69| 50.01-60.0   5.58|
|Florida       6.18|ANAHEIM    1.68|92557      0.90|CONDO                     2.99|RATE/TERM REFI       6.04| 60.01-70.0  10.60|
|Colorado      2.98|LONG BEA   1.54|10541      0.80|MANUFACTURED HOUSING      0.26|                         | 70.01-75.0  10.54|
|Massachuset   1.82|RIVERSID   1.25|92649      0.79|                              |                         | 75.01-80.0  30.05|
|Illinois      1.68|HUNTINGT   1.22|92782      0.78|                              |                         | 80.01-85.0  12.58|
|New Jersey    1.52|CORONA     1.16|91326      0.77|                              |                         | 85.01-90.0  23.05|
|Maryland      1.51|MORENO V   1.16|95006      0.77|                              |                         | 90.01-95.0   2.48|
|Washington    1.32|TUSTIN     1.11|92688      0.77|                              |                         | 97.01-100.   1.61|
|Arizona       1.10|YORBA LI   1.07|94509      0.75|                              |                         |                  |
|*More*        7.44|*More*    83.84|*More*    91.41|                              |                         |                  |
|__________________|_______________|_______________|______________________________|_________________________|__________________|

 __________________________________________________________________________________
|Occupancy        |FICO          |Doc                   |Prepay Months  |Lien      |
|_________________|______________|______________________|_______________|__________|
|OWNER OCCU  93.39|500-549   1.63|Full             72.86|    0      1.81| 1  100.00|
|NON-OWNER    5.71|550-599   8.59|Stated           18.99|   12      1.48|          |
|SECOND HOM   0.91|600-649  41.60|Easy              8.16|   24     24.88|          |
|                 |650-699  31.05|                      |   36     71.30|          |
|                 |700-749  12.10|                      |   60      0.53|          |
|                 |750-799   5.03|                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|_________________|______________|______________________|_______________|__________|

 ________________________________________________________________________________________________________________________
|Amort               |MTR            |Margins          |1st Rate Cap |Per Rate Cap |1st Rate Adj Dt |Maxrate             |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|
|FIXED RATE    100.00|Missing  100.00| Missing   100.00|  0.00 100.00|  0.00 100.00|      .   100.00| N/A          100.00|
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|                    |               |                 |             |             |                |                    |
|____________________|_______________|_________________|_____________|_____________|________________|____________________|

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